Filed Pursuant to Rule 497(e)
                                                        Registration No. 33-1719

                             THE GABELLI ASSET FUND
                                  (THE "FUND")

                       SUPPLEMENT DATED DECEMBER 23, 2004
                      TO THE PROSPECTUSES DATED MAY 1, 2004

THE FOLLOWING SUPPLEMENT TO THE FUND'S PROSPECTUSES SUPERSEDES THE SUPPLEMENT DATED NOVEMBER 1, 2004.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.


In order to discourage frequent short-term trading in Fund shares, the Fund will impose a 2.00% redemption fee (short-term trading fee) on Class AAA, Class A, Class B and Class C shares that are redeemed or exchanged within 60 days after the date of a purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to Class AAA, Class A, Class B or Class C shares currently held by shareholders that were purchased before November 1, 2004. The redemption fee also will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) shares were purchased through programs that the Adviser determines have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures will be in place prior to January 1, 2005. In addition, recordkeepers for retirement plan participants who cannot implement redemption fees because of systems limitations and who can provide verification to that effect, may be permitted to delay, temporarily, the implementation of redemption fees. However, all such recordkeepers must apply to the Adviser for an extension by December 31, 2004 and are expected to implement the redemption fees by March 31, 2005.



Any shareholder purchasing shares of the Fund through an intermediary should check with the intermediary or the Fund to determine whether the shares will be subject to the redemption fee.

The Fund reserves the right to refuse any purchase request or exchange order.

In connection with this change, the following revisions are made to the Prospectus for the Class AAA shares of the Fund. Under the section entitled "Fees and Expenses of the Fund," the following line item is added:

SHAREHOLDER FEES
    (fees paid directly from your investment):
Redemption Fee................................................        2.00%
    (as a percentage of amount
    redeemed for shares held less than
    60 days payable to the Fund)*
* The redemption fee applies to shares purchased on or after November 1, 2004.


In the Prospectus for the Class A, Class B and Class C Shares of the Fund, in the section entitled, "Fees and Expenses of the Fund," under the subheading entitled, "Shareholder Fees," the following line item is added:


                                                                      Class A      Class B      Class C
                                                                      Shares       Shares       Shares
                                                                     ---------   ----------   ----------
Redemption Fee................................................        2.00%        2.00%        2.00%
    (as a percentage of amount
    redeemed for shares held less than
    60 days payable to the Fund)*
* The redemption fee applies to shares purchased on or after November 1, 2004.